VIA EDGAR

December 8, 2015

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Strategic Trust

File Nos. 002-80859/811-03651

Ladies and Gentlemen:

On behalf of Touchstone Strategic Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors that risk/return summary information as supplemented, dated November 19, 2015, to the Prospectus dated October 30, 2015, for the Touchstone Value Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated November 19, 2015 (Accession No. 0001104659-15-080204) in XBRL for the Fund.

If you have any questions about this matter please contact Meredyth Whitford at 513.357.6029.

Very truly yours,

TOUCHSTONE STRATEGIC TRUST

/s/ Jill McGruder

Jill McGruder

President